Exhibit 10.05

                          GUARANTY AND PLEDGE AGREEMENT

            GUARANTY AND PLEDGE AGREEMENT (this "Agreement"), dated as of June 25, 2002, among Universe2U Inc., a Nevada corporation (the "Company"), Angelo Boujos (the "Pledgor"), and AJW Partners, LLC, a limited liability company, New Millennium Capital Partners II, LLC, a limited liability company, AJW/New Millennium Offshore, Ltd., Pegasus Capital Partners, LLC (collectively herein, the "Pledgees").

                              W I T N E S S E T H:

            WHEREAS, the Company and the Pledgees are parties to that certain Securities Purchase Agreement, of even date herewith (the "Purchase Agreement"), pursuant to which the Company (i) has issued (a) 12% secured convertible debentures in the aggregate principal amount of $500,000 and (b) stock purchase warrants to purchase an aggregate of 500,000 shares of the Company's common stock, $0.00001 par value per share (the "Common Stock") and (ii) will issue, pursuant to Section 4(l) of the Purchase Agreement, (a) 12% secured convertible debentures in the aggregate principal amount of $1,000,000, and (b) stock purchase warrants to purchase an aggregate of 1,000,000 shares of the Common Stock; and

            WHEREAS, as a material inducement to the Pledgees to enter into the Purchase Agreement, the Pledgees have required and the Pledgor has agreed, subject to Section 2 hereof, (i) to unconditionally guarantee the timely and full satisfaction of all obligations of the Company, whether matured or unmatured, now or hereafter existing or created and becoming due and payable (the "Obligations") to the Pledgees, their successors, endorsees, transferees or assigns under the Transaction Documents (as defined in the Purchase Agreement) to the extent of the Collateral (as defined in Section 5 hereof), and (ii) to grant to the Pledgees, their successors, endorsees, transferees or assigns a security interest in 3,000,000 shares of Common Stock currently owned by the Pledgor (collectively, the "Shares"), as collateral security for Obligations. Terms used and not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

            NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, the parties hereby agree as follows:

26. Guaranty. Subject to Section 2 hereof, to the extent of the Collateral, the Pledgor hereby absolutely, unconditionally and irrevocably guarantees to the Pledgees, their successors, endorsees, transferees and assigns the due and punctual performance and payment of the Obligations owing to the Pledgees, their successors, endorsees, transferees or assigns when due, all at the time and place and in the amount and manner prescribed in, and otherwise in accordance with, the Transaction Documents. Notwithstanding anything to the contrary contained herein, Pledgor shall have no personal liability under this Agreement and the Pledgees' sole recourse shall be with respect to the Collateral.

27. Rights Against Company. Pledgees shall use reasonable efforts to pursue all available remedies to enforce the Obligations, and Pledgees shall not be entitled to exercise their rights under this Agreement unless Pledgees
      (i) have instituted a suit, action or proceeding against the Company to compel performance or observance or to collect all or part of any such amount, either pursuant to the provisions of the Security Agreement of even date herewith by and among the Company and the Pledgees (the "Security Agreement") or at law or in equity, and (ii) have not recovered all losses, damages, costs and expenses from the Company within thirty
      (30) days of the institution of such suit, action or proceeding. In the event of a recovery by Pledgees of a portion, but not all, of its losses, damages, costs and expenses from the Company, such partial recovery shall reduce Pledgees' claims against the Collateral.

28. Covenants of Pledgor. Subject to Section 2 and Section 11 hereof, the Pledgor hereby unconditionally covenants (i) that this Agreement will not be discharged except by complete performance of all the Obligations to the extent of the Collateral; (ii) agrees that this Agreement shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by, any invalidity, irregularity or unenforceability in whole or in part of the Transaction Documents or any limitation on the liability of the Company thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; and (iii) waives diligence, presentment and protest with respect to, and notice of default in the performance or payment of any Obligation by the Company under or in connection with the Transaction Documents.

29. Release. The obligations, covenants, agreements and duties of the Pledgor hereunder shall not be released, affected or impaired by any assignment or transfer, in whole or in part, of the Transaction Documents or any Obligation, although made without notice to or the consent of the Pledgor, or any waiver by the Pledgees, or by any other person, of the performance or observance by the Company or the Pledgor of any of the agreements, covenants, terms or conditions contained in the Transaction Documents, or any indulgence in or the extension of the time or renewal thereof, or the modification or amendment (whether material or otherwise), or the voluntary or involuntary liquidation, sale or other disposition of all or any portion of the stock or assets of the Company or the Pledgor, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting the Company or the Pledgor or any assets of the Company or the Pledgor, or the release of any proper from any security for any Obligation, or the impairment of any such property or security, or the release or discharge of the Company or the Pledgor from the performance or observance of any agreement, covenant, term or condition contained in or arising out of the Transaction

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      Documents by operation of law, or the merger or consolidation of the
      Company, or any other cause, whether similar or dissimilar to the foregoing.

30.   Subrogation.

      A. Unless and until complete performance of all the Obligations to the extent of the Collateral, the Pledgor shall not be entitled to exercise any right of subrogation to any of the rights of the Pledgees against the Company or any collateral security or guaranty held by the Pledgees for the payment or performance of the Obligations, nor shall the Pledgor seek any reimbursement from the Company in respect of payments made by the Pledgor hereunder.

      B. In the event that the Pledgor shall become obligated to perform or pay any sums hereunder, or in the event that for any reason the Company is now or shall hereafter become indebted to the Pledgor for borrowed money, the amount of such sum shall at all times be subordinate as to lien, time of payment and in all other respects, to the amounts owing to the Pledgees under the Transaction Documents and the Pledgor shall not enforce or receive payment thereof until all Obligations due to the Pledgees under the Transaction have been performed or paid. Nothing herein contained is intended or shall be construed to give to the Pledgor any right of subrogation in or under the Transaction Documents, or any right to participate in any way therein, or in any right, title or interest in the assets of the Pledgees.

31. Security. As collateral security for the punctual payment and performance, when due, by the Company of all the Obligations, the Pledgor hereby pledges with, hypothecates, transfers and assigns to the Pledgees all of the Shares and all proceeds, shares and other securities received, receivable or otherwise distributed in respect of or in exchange for the Shares, including, without limitation, any shares and other securities into which such Shares may be convertible or exchangeable (collectively, the "Additional Collateral" and together with the Shares, the "Collateral"). The Collateral shall be maintained by the escrow agent pursuant to that certain lock-up agreement dated May 8, 2002 executed by the Pledgor (the "Escrow Agent"). In the event that the Pledgees seek to enforce their rights against the Collateral upon a breach by the Company of the Obligations, the Company hereby agrees, upon request of the Pledgees, to terminate the lock-up agreement by notice to the Escrow Agent, which notice shall state that the termination has been requested by the Pledgees as a result of a breach by the Company of its Obligations. Pledgor hereby irrevocably instructs the Escrow Agent to deliver the Shares to the Pledgees upon termination of the lock-up agreement by the Company under such circumstances.

32.   Voting Power, Dividends, Etc. and other Agreements.

      A. Unless and until an Event of Default (as set forth in Section 7 hereof) has occurred, the Pledgor shall be entitled to:

            1. Exercise all voting and/or consensual powers pertaining to the Collateral, or any part thereof, for all purposes;

            2. Receive and retain dividends paid with respect to the Collateral; and

            3. Receive the benefits of any income tax deductions available to the Pledgor as a shareholder of the Company.

      B. The Pledgor agrees that it will not sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of the Collateral.

      C. The Pledgor and the Company jointly and severally agree to pay all costs including all reasonable attorneys' fees and disbursements incurred by the Pledgees in enforcing this Agreement in accordance with its terms.

33.   Default and Remedies.

      A. For the purposes of this Agreement, "Event of Default" shall mean:

            1. default in or under any of the Obligations after the expiration, without cure, of any applicable cure period;

            2. a breach in any material respect by the Company of any of its representations or warranties in the Transaction Documents; or

            3. a breach in any material respect by the Pledgor of any of its representations or warranties in this Agreement.

      B. the Pledgees shall have the following rights upon any Event of Default:

            1. the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (the "UCC") (as said law may at any time be amended);

            2. the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Collateral;

            3. the right to cause any or all of the Collateral to be transferred to its own name or to the name of its designee and have such transfer recorded in any place or places deemed appropriate by the Pledgees; and

            4. the right to sell, at a public or private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the UCC (as such law may be amended from time to time). Upon any such sale the Pledgees shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. The Pledgees shall give the Pledgor not less than ten (10) days' written notice of its intention to make any such sale. Any such sale, shall be held at such time or times during ordinary business hours and at such place or places as the Pledgees may fix in the notice of such sale. The Pledgees may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by the Pledgees until the selling price is paid by the purchaser thereof, but the Pledgees shall


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incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. The Pledgees, however, instead of exercising the power of sale herein conferred upon them, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Pledgor having been given due notice of all such action. The Pledgees shall incur no liability as a result of a sale of the Collateral or any part thereof. All proceeds of any such sale, after deducting the reasonable expenses and reasonable attorneys' fees incurred in connection with such sale, shall be applied in reduction of the Obligations, and the remainder, if any, shall be paid to the Pledgor.

34. Application of Proceeds; Release. The proceeds of any sale or enforcement of or against all or any part of the Collateral, and any other cash or collateral at the time held by the Pledgees hereunder, shall be applied by the Pledgees first to the payment of the reasonable costs of any such sale or enforcement, then to reimburse the Pledgees for any damages, costs or expenses incurred by the Pledgees as a result of an Event of Default, then to the payment of the principal amount or stated valued (as applicable) of, and interest or dividends (as applicable) and any other payments due in respect of, the Obligations. The remainder, if any, shall be paid to the Pledgor. As used in this Agreement, "proceeds" shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of any issuer of securities included in the Collateral.

35.   Representations and Warranties.

      A. The Pledgor hereby represents and warrants to the Pledgees that:

            1. the Pledgor has full power and authority and legal right to pledge the Collateral to the Pledgees pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms.

            2. the execution, delivery and performance of this Agreement and other instruments contemplated herein will not violate any provision of any order or decree of any court or governmental instrumentality or of any mortgage, indenture, contract or other agreement to which the Pledgor is a party or by which the Pledgor and the Collateral may be bound, and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of the Pledgor's properties pursuant to the provisions of such mortgage, indenture, contract or other agreement.

            3. the Pledgor is the sole record and beneficial owner of all of the Shares; and

            4. the Pledgor owns the Collateral free and clear of all Liens.

      B. The Company represents and warrants to the Pledgees that:

            1. it has no knowledge that any of the representations or warranties of the Pledgor herein are incorrect or false in any material respect;

            2. all of the Shares were validly issued, fully paid and non-assessable; and

            3. the Pledgor is the record holder of the Shares.

36. No Waiver; No Election of Remedies. No failure on the part of the Pledgees to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgees of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law. In addition, the exercise of any right or remedy of the Pledgees at law or equity or under this Agreement or any of the documents shall not be deemed to be an election of Pledgee's rights or remedies under such documents or at law or equity.

37. Termination. This Agreement shall terminate on the earlier of the date on which (i) the Company grants the Pledgees a security interest in all of the assets of the Company as set forth in the Security Agreement subordinate to the rights of no other parties except the rights of Laurentian Bank of Canada in funds held for the benefit of the Company or its subsidiaries at such bank and in certain contract receivables as may exist from time to time or (ii) all Obligations have been performed, satisfied, paid or discharged in full.

38. Further Assurances. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement.

39.   Miscellaneous.

      A. Modification. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof and specifically incorporates all prior oral and written agreements relating to the subject matter hereof. No portion or provision of this Agreement may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

      B. Notice. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day (as defined in the Purchase Agreement), (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified


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in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier services, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

           If to the Company:            Universe2U Inc.
                                         30 West Beaver Creek Road, Suite 109
                                         Richmond Hill, Ontario, Canada L4B 3K1
                                         Facsimile No.: 905-709-5246
                                         Attn: Kim Allen

           With copies to:               Ehrenreich Eilenberg & Krause LLP
                                         11 East 44th Street, 17th Floor
                                         New York, NY  10017
                                         Facsimile No.: 212-986-2399
                                         Attn:  Keith Moskowitz, Esq.

           If to the Pledgor:            Angelo Boujos
                                         c/o Universe2U Inc.
                                         30 West Beaver Creek Road, Suite 109
                                         Richmond Hill, Ontario, Canada L4B 3K1
                                         Facsimile No.: 905-709-5246

           With copies to:               Chitiz Pathak
                                         154 University Avenue
                                         Suite 500
                                         Toronto, Ontario M5J 2S2
                                         Facsimile No.: (416) 368-0300
                                         Attn: Paul Pathak

           If to the Pledgees:           AJW Partners, LLC
                                         1044 Northern Boulevard
                                         Suite 302
                                         Roslyn, NY  11576
                                         Facsimile No.: (516) 739-7115
                                         Attn: Corey Ribotsky

                                         New Millennium Capital Partners II, LLC
                                         1044 Northern Boulevard
                                         Suite 302
                                         Roslyn, NY 11576
                                         Facsimile No.: (516) 739-7115
                                         Attn: Corey Ribotsky

                                         AJW/New Millennium Offshore, Ltd.
                                         1044 Northern Boulevard
                                         Suite 302
                                         Roslyn, NY  11576
                                         Facsimile No.: (516) 739-7115
                                         Attn: Corey Ribotsky

                                         Pegasus Capital Partners, LLC
                                         1044 Northern Boulevard
                                         Suite 302
                                         Roslyn, NY 11576
                                         Facsimile No.:  (516) 739-7115
                                         Attn: Corey Ribotsky

           With copies to:               Ballard Spahr Andrews & Ingersoll, LLP
                                         1735 Market Street, 51st Fl.
                                         Philadelphia, PA  19103
                                         Facsimile No.: (215) 864-8999
                                         Attn: Gerald J. Guarcini, Esq.

      C. Invalidity. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

      D. Benefit of Agreement. This Agreement shall be binding upon and inure to the parties hereto and their respective successors and assigns.

      E. Mutual Agreement. This Agreement embodies the arm's length negotiation and mutual agreement between the parties hereto and shall not be construed against either party as having been drafted by it.

      F. New York Law to Govern. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principals of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the city of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim


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that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this agreement, and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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            IN WITNESS WHEREOF, the parties hereto have caused this Guaranty and
Pledge Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                        UNIVERSE2U INC.

                                        By: /s/ Kim Allen
                                            ------------------------------------
                                            Kim Allen
                                            Chief Executive Officer


                                        Pledgees:

                                        AJW PARTNERS, LLC
                                        By: First Street Manager II, LLC

                                            By: /s/ Corey S. Ribotsky
                                                --------------------------------
                                                Corey S. Ribotsky
                                                Manager


                                        NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                                        By: First Street Manager II, LLC

                                            By: /s/ Corey S. Ribotsky
                                                --------------------------------
                                                Corey S. Ribotsky
                                                Manager

                                        AJW/NEW MILLENNIUM OFFSHORE, LTD.
                                        By: First Street Manager II, LLC

                                            By: /s/ Corey S. Ribotsky
                                                --------------------------------
                                                Corey S. Ribotsky
                                                Manager


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                                        PEGASUS CAPITAL PARTNERS, LLC
                                        By: Pegasus Manager, LLC

                                            By: /s/ Corey S. Ribotsky
                                                --------------------------------
                                                Corey S. Ribotsky
                                                Manager


                                        Pledgor:

                                         /s/ Angelo Boujos
                                        ----------------------------------------
                                        Angelo Boujos

                                        Number of Shares subject to this pledge:
                                        3,000,000

                                        Date such Shares were acquired:
                                        May 17, 2000

Acknowledgement by Escrow Agent:

By execution hereof, Escrow Agent acknowledges that it holds the Collateral pursuant to the terms of the lock-up agreement referred to in Section 6 of this Agreement, as well as for the benefit of Pledgees under this Agreement, and agrees to deliver the Collateral to Pledgees upon termination of the lock-up agreement under the circumstances described in Paragraph 6 of this Agreement.

                                        Escrow Agent:


                                        /s/ Richard M. Barnowski
                                        ----------------------------------------


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